UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/04/2009

Powerwave Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21507

Delaware	11-2723423
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1801 E. St. Andrew Place, Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

714-466-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 4, 2009, Powerwave Technologies, Inc. issued a press release regarding financial results for its first quarter of fiscal 2009 ending March 29, 2009. At 5pm Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald Buschur, the Company's Chief Executive Officer, Kevin Michaels, the Company's Chief Financial Officer and Tom Spaeth, the Company's Treasurer, made a presentation regarding the Company's financial results for the Company's first quarter ending March 29, 2009. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated May 4, 2009.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number        Description

99.1            Transcript of the Company's first quarter ending March 29, 2009 financial results conference call and simultaneous webcast held on May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Powerwave Technologies, Inc.

Date: May 06, 2009	By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Transcript of the Company's first quarter ending March 29, 2009 financial results conference call and simultaneous webcast held on May 4, 2009.